Exhibit 99.1

NextTrip Launches Travel Magazine 2.0 – A Premium Editorial Platform Connecting Media and Booking

Powered by an AI-integrated Content Management System, with Video Content and Daily Travel Deals,

all Designed to Convert Consumer Interest into Travel Bookings

Santa Fe, NM – September 11, 2025 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” “we,” “our,” or the “Company”), a technology-forward travel company redefining how people discover, plan, and book travel, today announced the launch of Travel Magazine 2.0, a next-generation digital editorial platform designed to seamlessly guide travelers from inspiration to booking. The new platform marks a major milestone in the continued buildout of NextTrip’s vertically integrated travel-media ecosystem.

Travel Magazine 2.0 is strategically positioned to complement JOURNY, NextTrip’s top-of-funnel streaming content platform, serving as a powerful mid-funnel bridge. Designed to educate, inspire, and empower travelers with high-quality, research-ready content, the magazine connects JOURNY’s emotive storytelling to NextTrip’s proprietary booking engine and its travel brands, including Five Star Alliance. As the platform evolves, it will deepen engagement through interactive features and personalized experiences, creating a full-circle vacation companion that supports travelers before, during, and after their journeys, becoming more useful and tailored with every interaction.

NextTrip, Inc. | 2025

A Full Funnel Ecosystem

Inspiration
Dreaming
Research
Planning
Booking
Anticipation
Travel
Memories
Sharing Experience
Awareness
Consideration
Conversion
Experience
Brand Loyalty
JOURNY
NextTrip
FIVE STAR ALLIANCE
TRAVEL MAGAZINE
TRAVEL MAGAZINE

Built for Exploration and Booking

Powered by an AI-integrated content management system (CMS), Travel Magazine 2.0 will consistently deliver SEO-optimized editorial features, curated itineraries, destination guides, hotel reviews, re-edited JOURNY video content, and influencer contributions, all aimed at converting interest into bookings across NextTrip’s portfolio.

The launch and ramp-up of Travel Magazine 2.0 is also supported by NextTrip’s recently announced partnerships with Jungle Creations and FINN Partners, which are collaborating on strategic content development, brand marketing, and audience expansion initiatives across digital and social channels.

“Travel Magazine 2.0 is a strategic step forward in our mission to redefine the travel journey,” said Bill Kerby, CEO of NextTrip. “It brings together editorial credibility, influencer voice, and smart content delivery to move travelers from curiosity to conversion. Most importantly, it is designed to monetize for our stakeholders in two ways, by generating media revenue through premium ad placements and branded content, and by driving travel bookings across NextTrip’s platforms and brands.”

Key Features and Benefits:

●	Mid-Funnel Bridge: Helps users move from inspiration to intent, supporting decision-making with expert editorial and actionable insights.

●	Scalable AI-Powered Content: Timely, high-impact articles that enhance SEO, user experience, and personalized targeting.

●	Integrated Booking Pathways: Contextual links guide readers directly to hotel listings, vacation packages, and curated travel deals.

●	Audience Targeting: Content tailored for luxury travelers, wellness seekers, foodies, cultural explorers, planners, and influencer-driven users.

●	Affiliate & Ad Monetization: Features a dedicated Deals page, embedded affiliate links, sponsored content, and programmatic ad placements.

●	Increased Conversion: Drives engagement, retargeting, and CRM-based reactivation strategies for Five Star Alliance and NextTrip’s broader portfolio.

The launch comes as NextTrip enters a new phase of growth, driven by a series of strategic initiatives throughout the year. These include the acquisition of the JOURNY channel to anchor the Company’s media vertical, the acquisition of Five Star Alliance to expand its travel services and booking vertical, and the addition of TA Pipeline to strengthen its group travel capabilities. NextTrip has also advanced its proprietary booking engine, introduced PayDelay installment payment options, and continued to build out platforms for both group and travel agent markets. Collectively, these milestones position NextTrip as a vertically integrated travel and media ecosystem that seamlessly connects discovery, inspiration, and booking. Complementing these operational achievements, the Company has reconstituted its board with a slate of accomplished directors whose leadership spans global media, technology, and travel, with both management and directors serving as significant shareholders aligned with NextTrip’s long-term vision.

About NextTrip

NextTrip, Inc. (NASDAQ: NTRP) is redefining travel at the intersection of media and technology through a vertically integrated ecosystem that combines immersive content, smart booking tools, and premium services to inspire travelers first and seamlessly convert that inspiration into bookings. Powered by its proprietary NXT2.0 engine, NextTrip offers solutions across luxury hotels, cruises, group travel, and vacation packages, anchored by Five Star Alliance, featuring 5,000+ of the world’s finest properties, and TA Pipeline, a leading group travel and agent booking platform for Mexico and the Caribbean. At the top of the funnel, its media brands, JOURNY.tv and Travel Magazine 2.0, reach millions of consumers through streaming and digital channels, creating a unique “content-to-commerce” model that drives high-value transactions for travelers while delivering measurable results for industry partners. NextTrip’s proposition, Watch. Scan. Book. Go., captures its mission to transform inspiration into action. For more information, visit www.nexttrip.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, the Company’s ability to synergistically integrate and complement Travel Magazine 2.0 with JOURNY and other recently acquired businesses and partnered offerings; the ability of Travel Magazine 2.0 to increase travel bookings on NextTrip’s platforms; the impact of NextTrip’s collaboration with Jungle Creations and FINN Partners; the Company’s ability to increase media revenue through premium ad placements and branded content on Travel Magazine 2.0; the Company’s continued development efforts related to its various platforms; changes in the Company’s business strategy, including its expansion into different markets outside of the United States; market acceptance and use of the Company’s platforms; changes in travel trends; changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the Company; the overall level of consumer demand for NextTrip’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior in the travel industry; disruption and volatility in the global currency, capital, and credit markets; the financial strength of NextTrip’s customers; NextTrip’s ability to raise additional capital to fund its operations; NextTrip’s ability to successfully implement its business strategy; stability of consumer demand for NextTrip’s products; any breaches of, or interruptions in, NextTrip’s information systems; fluctuations in the price, availability and quality of products as well as foreign currency fluctuations; NextTrip’s ability to maintain its Nasdaq listing; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. NextTrip disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise, except as required by applicable law. For additional information regarding risks and uncertainties that could impact NextTrip’s forward-looking statements, please see disclosures contained in NextTrip’s filings with the SEC, including the “Risk Factors” in NextTrip’s Annual Report on Form 10-K for the fiscal year ended February 28, 2025 filed with the SEC on May 29, 2025, which may be viewed at www.sec.gov.

Contacts

Richard Marshall

Director of Corporate Development

NextTrip, Inc (Nasdaq: NTRP)

Richard.Marshall@nextTrip.com

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

NTRP@mzgroup.us

www.mzgroup.us